Exhibit 1.1

[•] Shares

AXSOME THERAPEUTICS, INC.

Common Stock

UNDERWRITING AGREEMENT

[•], 2015

Ladenburg Thalmann & Co. Inc.

As Representative of the

Several Underwriters named

in Schedule I hereto

c/o                               Ladenburg Thalmann & Co. Inc.
570 Lexington Avenue, 11th Floor
New York, NY 10022

Ladies and Gentlemen:

AXSOME THERAPEUTICS, INC., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters (as defined below) an aggregate of [•] shares of its common stock, $0.0001 par value per share (the “Common Stock”), pursuant to and in accordance with the terms and conditions of this underwriting agreement (the “Agreement”).

It is understood that, subject to the conditions hereinafter stated, an aggregate of [•] shares of the Common Stock (the “Firm Securities”) will be sold to the several Underwriters named in Schedule I hereto (the “Underwriters”) in connection with the public offering (the “Offering”) and sale of such Firm Securities. Ladenburg Thalmann & Co. Inc. shall act as the representative (the “Representative”) of the several Underwriters. In addition, as set forth below, the Company proposes to issue and sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an aggregate of up to [•] additional shares of the Common Stock (“Optional Securities”). The Firm Securities and the Optional Securities are hereinafter collectively called the “Securities.”

This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters.

1.                                      Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-207393), which contains a form of prospectus to be used in connection with the public offering and sale of the Securities. Such registration statement on Form S-1, including the financial statements, exhibits and schedules thereto, as amended at the time it was declared effective by the Commission under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Rules and Regulations”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement is hereinafter called a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the time it became effective. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b)                                 The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(c)                                  Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Rules and Regulations. The final preliminary prospectus included in the Disclosure Package (as defined below) and the Prospectus when filed complied in all material respects with the Securities Act and the Rules and Regulations and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, and at each Closing Date (as defined below), complied and will comply in all material respects with the Securities Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and at the date hereof, and at each Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by or on behalf of the Underwriters expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters consists of the information described as such in Section 12 hereof.

(d)                                 There are no material statutes, regulations, contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. The statements made in the Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Company nor any of its Subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render performance in all material respects as contemplated by the terms thereof.

(e)                                  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the applicable requirements of the Securities Act and the applicable Rules and Regulations. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the Offering, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Disclosure Package, the Prospectus or any preliminary prospectus, including any document incorporated by reference therein, that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and Road Shows (as defined below), if any, furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus.

(f)                                   The term “Disclosure Package” shall mean, collectively, (i) the preliminary prospectus that is included in the Registration Statement immediately prior to the Initial Sale Time (as defined below), as amended or supplemented, (ii) any issuer free writing prospectus as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”) identified in Schedule II hereto, and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of [• a.m./p.m.], New York City time, on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and any individual Written Testing-the-Waters

Communication (as defined below), when considered together with the Disclosure Package, does not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each “bona fide electronic road show” as defined in Rule 433(h)(5) of the Securities Act (each, a “Road Show”), if any, when considered together with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The two immediately preceding sentences do not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters consists of the information described as such in Section 12 hereof.

(g)                                  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Offering or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. If, at any time following the issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representative and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. This subsection (g) does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters consists of the information described as such in Section 12 hereof.

(h)                                 (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” in connection with the Offering pursuant to Rules 164, 405 and 433 under the Securities Act.

(i)                                     From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(j)                                    The Company has filed publicly on EDGAR at least 21 calendar days prior to any “road show” (as defined in Rule 433 under the Securities Act) any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Securities. The Company has taken all actions necessary so that any such “road show” in connection with the offering of the Securities will not be required to be filed pursuant to the Securities Act and the Rules and Regulations.

(k)                                 The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or institutions that are “accredited investors” within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. The term “Testing-the-Waters Communication” shall mean any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. The term “Written Testing-the-Waters Communications” shall mean any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(l)                                     The Company has delivered to the Representative a complete copy of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement, and of each opinion, consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

(m)                             The Company has not distributed and will not distribute, prior to the later of the Option Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative or included in Schedule II hereto or the Registration Statement.

(n)                                 Ernst & Young LLP (“E&Y”), whose report appears in the Registration Statement, and is included in the Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations, and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the “PCAOB”). To the knowledge of the Company, E&Y is duly registered and in good standing with the PCAOB. E&Y has not, during the periods covered by the financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is defined in Section 10A(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

(o)                                 The financial statements and schedules (including the related notes) included in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial condition, the results of operations and changes in financial condition of the entities purported to be shown thereby at the dates or for the periods indicated and have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods indicated. All adjustments necessary for a fair presentation of results for such periods have been made. The selected financial, operating and statistical data, if any, set forth in any preliminary prospectus included in the Disclosure Package and the Prospectus fairly present in all material respects, when read in conjunction with the Company’s financial statements and the related notes and schedules and on the basis stated in the Registration Statement, the information set forth therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement, any preliminary prospectus included in the Disclosure Package and the Prospectus fairly present in all material respects the information set forth therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any preliminary prospectus included in the Disclosure Package or the Prospectus that are not included as required. All “non-GAAP financial measures” (as defined in the Rules and Regulations), if any, included in the Registration Statement, the Disclosure Package or the Prospectus comply with the requirements of Regulation G and Item 10 of Regulation S-K under the Rules and Regulations.

(p)                                 Each of the Company and its Subsidiaries (as defined herein) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below) on the Company and its Subsidiaries, taken as a whole; each of the Company and its Subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, except where any failure to do so would not result in a material adverse change in the condition (financial or otherwise), business, prospects, properties or results of operations of the Company or any of its Subsidiaries (“Material Adverse Effect”); and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate or order which, individually or in the aggregate, if the subject of an unfavorable decision, would result, individually or in the aggregate, in having a Material Adverse Effect.

(q)                                 The capitalization of the Company is as set forth under the caption “Capitalization” in the Disclosure Package and the Prospectus, and the Common Stock conforms in all material respects to the description thereof contained under the caption “Description of Capital Stock” in the Disclosure Package and the Prospectus; the shares of capital stock of the Company and each Subsidiary of the Company outstanding before the issuance of the Securities have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. There are no preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock pursuant to the Company’s certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound other than those accurately described in the Registration Statement, the Disclosure Package and the Prospectus. None of the outstanding shares of capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants or equity or debt securities convertible into or exchangeable or exercisable for any capital stock of the Company or of any Subsidiary of the Company other than those accurately described in the Registration Statement, the Disclosure Package and the Prospectus. The description of the Company’s equity incentive plan, qualified stock option plan, non-employee director stock plan and other stock plans or arrangements (the “Stock Plans”), and the options or other rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such Stock Plans, options and rights. All of the outstanding shares of capital stock of each Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance or security interest.

(r)                                    Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as described or contemplated in the Registration Statement, the Disclosure Package and the Prospectus, or otherwise disclosed to the Underwriters in writing: (i) neither the Company nor any of its Subsidiaries has (A) issued or granted any shares of Common Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock other than under the Stock Plans, or (B) incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, which in either case are material to the Company or such Subsidiary, as the case may be; (ii) there has not been any Material Adverse Effect, nor any development or event involving a prospective Material Adverse Effect; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on any class of its capital stock; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiaries.

(s)                                   The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (i) the certificate of incorporation or bylaws of the Company; (ii) any statute, any rule or regulation, or any judgment, order or decree of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, its Subsidiaries or any of their properties; or (iii) any agreement, license, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound; except in the case of these clauses (ii) and (iii) for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. Except as may be required under the Securities Act, the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and the securities or “blue sky” laws of certain jurisdictions, if applicable, no consent, approval, authorization or order of, or filing or qualification with, any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

(t)                                    The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

(u)                                 The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. The issuance of the Securities pursuant to this Agreement will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company that have not been validly waived. There are no restrictions upon the voting or transfer of the Securities under the Company’s certificate of incorporation or bylaws or any agreement or other instrument to which the Company is a party or otherwise filed as an exhibit to the Registration Statement.

(v)                                 The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, claims, encumbrances and defects except such as are described or referred to in the Registration Statement, the Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiaries, in each case except such as described or referred to in the Registration Statement, the Disclosure Package and the Prospectus.

(w)                               Except as fully described in the Registration Statement, the Disclosure Package and the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, which individually or in the aggregate might result in any Material Adverse Effect, which would materially and adversely affect the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, or which is required to be disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(x)                                 Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation might have a Material Adverse Effect.

(y)                                 Neither the Company nor, to the Company’s knowledge, any affiliate of the Company, has taken, nor will the Company or any of its Subsidiaries take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Securities.

(z)                                  Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement and the Prospectus.

(aa)                          The Company and its Subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns required to be filed by them through the date hereof or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and all such tax returns are complete and correct in all material respects, and the Company and its Subsidiaries have not failed to pay any taxes which were payable pursuant to said returns or any assessments with respect thereto (except where the failure to pay would not reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company). The Company has no knowledge of any material tax deficiency which has been or is likely to be threatened or asserted against the Company or its Subsidiaries.

(bb)                          The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since the date of the most recent evaluation of such system of internal accounting controls, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no material change in internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses.

(cc)                            (i) The Company and each of its Subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that information is accumulated and communicated to management of the Company and each of its Subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate and

(iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(dd)                          The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors’ and officers’ insurance, product liability insurance, insurance for injuries or liabilities arising in connection with clinical trials, and insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(ee)                            The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Disclosure Package or the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ff)                              Except as disclosed in the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering.

(gg)                            Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement or with any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, and any person to whom the Company has granted such a right has agreed to waive and not exercise any such right until after the expiration of the Lock-Up Period referred to in Section 4(j) hereof.

(hh)                          The Securities have been approved for listing on The Nasdaq Capital Market (“Nasdaq”), subject only to official notice of issuance. The Common Stock of the Company has been registered under Section 12(b) of the Exchange Act.

(ii)                                  The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are in effect and with which the Company is required to comply, and is or will be taking steps to ensure that it will be in compliance in all material respects with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions.

(jj)                                Neither the Company nor any of its Subsidiaries or affiliates, nor any director, officer or employee thereof, nor, to the best of the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries or affiliates, has (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any direct or indirect offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any foreign, federal or state governmental officer or official or other person charged with similar public or quasi-public duties to influence official action or secure an improper advantage; and the Company and its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(kk)                          Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”); or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria). The Company will not, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (ii) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise). For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ll)                                  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and all other jurisdictions to which the Company and its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(mm)                  No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in

violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which would reasonably be expected to have a Material Adverse Effect.

(nn)                          The Company and its Subsidiaries own or possess the right to use all trademarks, trade names, patents, patent applications, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other similar rights (collectively, “Intellectual Property Rights”) as are (i) necessary or material to conduct its business as now conducted and as described in the Registration Statement, the Disclosure Package and the Prospectus and as are (ii) necessary or material for the commercialization of the products described in the Registration Statement, the Disclosure Package and the Prospectus as being under development. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, (i) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property Rights that, if decided adversely to the Company would, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (ii) there is no pending, or to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company or any of its Subsidiaries infringes, misappropriates, or otherwise violates any Intellectual Property Rights of others that, if decided adversely to the Company would, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the validity, scope, or enforceability of any such Intellectual Property Rights owned or licensed by the Company or its Subsidiaries and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) to the Company’s knowledge, the operation of the business of the Company and its Subsidiaries as now conducted, and as described in the Disclosure Package and the Prospectus, and in connection with the development and commercialization of the products described in the Disclosure Package and the Prospectus does not infringe, misappropriate, conflict with or otherwise violate any claim of any patent or published patent application of any other person or entity; (v) there is no prior art of which the Company is aware that may render any patent owned or licensed by the Company or its Subsidiaries invalid or any patent application owned or licensed by the Company or its Subsidiaries unpatentable which has not been disclosed to the applicable government patent office; and (vi) the Company’s granted or issued patents, registered trademarks and registered copyrights have been duly maintained and are in full force and effect, and none of the patents, trademarks and copyrights have been adjudged invalid or unenforceable in whole or in part. The Company knows of no infringement, misappropriation or violation by others of any Intellectual Property Rights owned or licensed by the Company or its Subsidiaries which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Disclosure Package and the Prospectus and that are not described therein in all material respects. The Company and its Subsidiaries have taken all reasonable steps necessary to secure their interests in the Intellectual Property Rights of the Company and its Subsidiaries from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets. None of the technology or intellectual property used by the Company and its Subsidiaries in its business has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company or its Subsidiaries, or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons. No third party has been granted by the Company or its Subsidiaries rights to the Intellectual Property Rights of the Company or its Subsidiaries that, if exercised, could enable such party to develop products competitive to those of the Company as described in the Registration Statement, the Disclosure Package and the Prospectus. All Intellectual Property Rights owned or exclusively licensed by the Company or its Subsidiaries are free and clear of all liens, encumbrances, defects or other restrictions (other than non-exclusive licenses granted in the ordinary course of business), except those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company and its Subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any agreement made in settlement of any pending or threatened litigation, which materially restricts or impairs their use of any Intellectual Property Rights.

(oo)                          The Company has duly and properly filed or caused to be filed with the U.S. Patent and Trademark Office (the “PTO”) and applicable foreign and international patent and trademark authorities all patents, trademarks, copyrights and applications relating to the same owned by the Company and its Subsidiaries (the “Company Patent and Trademark Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure for the Company Patent and Trademark Applications and has made no material misrepresentation in the Company Patent and Trademark Applications. To the Company’s knowledge, the Company Patent and Trademark Applications disclose patentable subject matter. The Company has not been notified of any inventorship challenges nor has any interference been declared or provoked nor is any material fact known by the Company that would preclude the issuance of patents with respect to the Company Patent and Trademark Applications or would render such patents, if issued, invalid or unenforceable.

(pp)                          Except as would not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has breached and is currently in breach of any provision of any license, contract or other agreement governing the use by the Company or its Subsidiaries of Intellectual Property Rights owned by third parties (collectively, the “Licenses”) and, except as described in the Registration Statement, the Disclosure Package and the Prospectus, no third party has alleged any such breach and the Company is unaware of any facts that would form a reasonable basis for such a claim. To the Company’s knowledge, no other party to the Licenses has breached or is currently in breach of any provision of the Licenses. Each of the Licenses is in full force and effect and constitutes a valid and binding agreement between the parties thereto, enforceable in accordance with its terms, and there has not occurred any breach or default under any such Licenses or any event that, with the giving of notice or lapse of time, would constitute a breach or default thereunder. Except as would not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has been and is currently involved in any disputes regarding the Licenses. To the Company’s knowledge, all patents licensed to the Company pursuant to the

Licenses are valid, enforceable and being duly maintained. To the Company’s knowledge, all patent applications licensed to the Company pursuant to the Licenses are being duly prosecuted.

(qq)                          Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its Subsidiaries: (i) are and at all times have been in full compliance with all statutes, rules, regulations, or guidance applicable to the Company and its Subsidiaries and the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) have not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (“FDA”) or any other federal, state or foreign governmental authority having authority over the Company, any of its Subsidiaries or their activities (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possess all material Authorizations necessary to conduct their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus, and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Authority. Neither the Company, any of its Subsidiaries nor, to the Company’s knowledge, any of their respective directors, officers, employees or agents has been convicted of any crime under any Applicable Laws or has been the subject of an FDA debarment proceeding. Neither the Company nor any of its Subsidiaries has been nor is now subject to the FDA’s Application Integrity Policy. To the Company’s knowledge, neither the Company, any of its Subsidiaries nor any of its directors, officers, employees or agents has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other Governmental Authority.

(rr)                                The research, non-clinical and clinical studies and tests conducted by, or to the knowledge of the Company, or on behalf of or sponsored by the Company or any of its Subsidiaries, or in which any of their respective product candidates have participated that are described in, or the results of which are referred to in, the Registration Statement, the Disclosure Package and the Prospectus were and, if still pending, are, being conducted with reasonable care and in all material respects in accordance with experimental protocols, procedures and controls pursuant to all Applicable Laws and Authorizations; the descriptions of the results of such research, non-clinical and clinical studies and tests contained in the Registration Statement, the Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such research, non-clinical and clinical studies and tests; except to the extent disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not aware of any research, non-clinical or clinical studies or tests, the results of which the Company believes reasonably call into question the research, non-clinical or clinical study or test results described or referred to in the Registration Statement, the Disclosure Package and the Prospectus when viewed in the context in which such results are described; and neither the Company nor any of its Subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any research, non-clinical or clinical study or test conducted by or on behalf of or sponsored by the Company or its Subsidiaries, as applicable. Except as otherwise described in the Registration Statement, the Disclosure Package and the Prospectus, there have been no material serious adverse events resulting from any clinical trial conducted by or on behalf of or sponsored by the Company or any of its Subsidiaries. To the Company’s knowledge, the manufacturing facilities and operations of its suppliers are operated in compliance in all material respects with all Applicable Laws and Authorizations.

(ss)                              The statements made in the Disclosure Package and the Prospectus under the captions “Risk Factors,” “Description of Capital Stock,” “Business — Government Regulation and Product Approval,” and “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(tt)                                No relationship, direct or indirect, exists between or among any of the Company or any of its Subsidiaries, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any of its Subsidiaries, on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described as required.

(uu)                          Except as would not, individually or in the aggregate, result in a Material Adverse Effect (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or any of its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a Governmental Authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or Governmental Authority, no investigation with respect to which the Company or any of its Subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company, any of its Subsidiaries, or any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, any of its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

(vv)                          The Company and its Subsidiaries (i) are in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) have received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct their respective businesses as currently conducted; and (iii) are in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(ww)                      The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliates” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xx)                          There are no material outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries, or any of the family members of any of such persons, except as disclosed in the Disclosure Package and the Prospectus.

(yy)                          No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in the Registration Statement, the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed in good faith.

(zz)                            The statistical and market-related data and industry forecasts included in the Registration Statement, the Disclosure Package and the Prospectus were obtained or derived from sources that are not and were not at any time under the Company’s control. The Company believes that the statistical and market-related data and industry forecasts included in the Registration Statement, the Disclosure Package and the Prospectus are reliable and accurate in all material respects; such data agree with the sources from which they are derived; and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(aaa)                   No director or officer of the Company or any of its Subsidiaries is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect each director’s or officer’s ability to be and act in the capacity of a director or officer of the Company or a Subsidiary.

(bbb)                   All of the information provided to the Underwriters or to counsel for the Underwriters by the Company or its officers, directors or beneficial owners of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 or 5121 is, with respect to the Company, and, to the Company’s knowledge with respect to all other persons except for the Company, true, complete and correct in all material respects as of the date hereof.

Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2.                                      Purchase of the Securities by the Underwriters.

(a)                                 Subject to the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at a price of $[•] per share (which gives effect to a [•]% underwriting discount), the number of Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto. Each Underwriter agrees, severally and not jointly, to offer the Firm Securities to the public as set forth in the Prospectus.

(b)                                 The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Securities, all or any portion of the Optional Securities for a period of thirty (30) days from the date of the Prospectus at the purchase price per share set forth above, provided, however, that the amount paid by the Underwriters for any Optional Securities shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Securities but not payable on such Optional Securities. Optional Securities shall be purchased from the Company, severally and not jointly, for the accounts of the several Underwriters in proportion to the number of Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase fractional Optional Securities. No Optional Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

3.                                      Delivery of and Payment for Securities. Delivery of the Firm Securities to be purchased by the Underwriters from the Company against payment for such Securities shall be made at the offices of the Representative (or such other place as mutually may be agreed upon by the Company and the Representative) on the third full Business Day (as defined herein) following the date hereof or, if the pricing of the Firm Securities occurs after 4:30 p.m., New York City time, on the fourth full Business Day thereafter, or at such other date as shall be determined by the Representative and the Company (the “First Closing Date”). Delivery of the Firm Securities at the First Closing Date shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

The option to purchase Optional Securities granted in Section 2 hereof may be exercised during the term thereof by written notice to the Company from the Representative. The option may be exercised in whole or part, and if in part, the option can be exercised on multiple occasions. Such notice shall set forth the aggregate number of Optional Securities as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second Business Day after the date on which the option shall have been exercised nor later than the fifth Business Day after the date of such exercise, as determined by the Representative, when the Optional Securities are to be delivered (the “Option Closing Date”). Delivery and payment for such Optional Securities is to be at the offices set forth above for delivery and payment of the Firm Securities. (The First Closing Date and the Option Closing Date are herein individually referred to as the “Closing Date” and collectively referred to as the “Closing Dates.”)

The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Disclosure Package and the Prospectus, and to certain dealers selected by the Representative, at a price that represents a concession not in excess of $[•] per share of Common Stock, their respective portions of the Securities as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

Delivery of the Securities shall be made by or on behalf of the Company to the Representative, for the respective accounts of the Underwriters, against payment by the Representative, for the several accounts of the Underwriters, of the purchase price therefor in immediately available funds by federal funds wire transfer to the order of the Company. The purchase price payable by the Underwriters for such Securities shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Securities to the Underwriters duly paid and (ii) any withholding required by law. The certificates or electronic book entries, as applicable, for the Securities shall be registered in such names and denominations as the Representative shall have requested at least two full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at a location in New York, New York, as may be designated by the Representative at least one full Business Day prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

4.                                      Covenants of the Company. The Company covenants and agrees with each Underwriter that:

(a)                                 During the period beginning on the Initial Sale Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales as contemplated by this Agreement by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), the Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects.

(b)                                 After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated (or approved for inclusion or designation) for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 434, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c)                                  (i) If the preliminary prospectus included in the Disclosure Package is being used to solicit offers to buy the Securities and any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package in order to make the statements therein, in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to promptly notify the Representative of any such event or condition), or if in the opinion of counsel for the Underwriters it is otherwise necessary to amend or supplement the Disclosure Package to comply with law, the Company agrees to promptly prepare, file with the Commission and furnish to the Underwriters and to dealers, at its own expense, amendments or supplements to the Disclosure Package so that the statements in the Disclosure Package as so amended or supplemented will not be, in light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Disclosure Package, as amended or supplemented, will comply with law; (ii) if, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to promptly notify the Representative of any such event or condition), or if in the opinion of counsel for the Underwriters it is otherwise necessary to amend or supplement the Registration Statement or the Prospectus to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to promptly prepare, file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish to the Underwriters and to dealers, amendments or supplements to the Registration Statement or the Prospectus, or any new registration statement so that the statements in the Registration Statement or the Prospectus as so amended or supplemented will not be, in light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Registration Statement or the Prospectus, as amended or supplemented, will comply with law.

(d)                                 The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Common Stock that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of any Issuer Free Writing Prospectus included in Schedule II hereto. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e)                                  If at any time during the Prospectus Delivery Period and following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication as then amended or supplemented included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time delivered to a purchaser, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(f)                                   The Company shall furnish to the Underwriters, from time to time and without charge, signed or conformed copies of the Registration Statement (including exhibits thereto) and all amendments and supplements thereto, in each case as soon as available and in such form and quantities as the Representative may from time to time reasonably request.

(g)                                  The Company shall take or cause to be taken all necessary action and furnish to whomever the Representative may direct such information as may be required in qualifying the Securities for offering and sale under the laws of such jurisdictions (domestic or foreign) which the Representative shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Securities; except that in no event shall the Company be obligated in connection therewith to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, (ii) subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or (iii) execute a general consent for service of process.

(h)                                 The Company shall make generally available to its securityholders, in the manner contemplated by Rule 158(b) under the Securities Act, as soon as practicable but in any event not later than 60 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement which will comply with Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

(i)                                     The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) completion of the Lock-Up Period referred to below.

(j)                                    The Company will not, without the prior written consent of the Representative on behalf of the Underwriters (which consent may be withheld in the Representative’s sole discretion), directly or indirectly, (i) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (iv) publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus (the “Lock-Up Period”). The foregoing sentence shall not apply to (i) the Securities to be sold hereunder; (ii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the Disclosure Package and the Prospectus; (iii) the issuance of shares of Common Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, in each case pursuant to the Company’s Stock Plans referred to in the Registration Statement, the Disclosure Package and the Prospectus; (iv) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (A) such plan does not provide for the transfer of Common Stock during the Lock-Up Period and (B) to the extent a public announcement or filing under the Exchange Act, if any, is required or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period; (v) the filing by the Company of a registration statement on Form S-8 with the Commission in respect of any shares of Common Stock issued under or the grant of any award pursuant to the Stock Plans; (vi) the issuance by the Company of shares of Common Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock to the Company’s financial public relations firm pursuant to contractual obligations of the Company in effect as of the date of this Agreement, provided that such financial public relations firm shall enter into a “lock-up” letter substantially in the form of Exhibit A hereto; or (vii) the entry into an agreement providing for the issuance by the Company of shares of Common Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock in connection with the consummation, by the Company, of a strategic partnership, joint venture, collaboration or acquisition or license of any business products or technology, provided that (A) the aggregate number of shares of Common

Stock that the Company may issue or agree to issue pursuant to this clause (vii) shall not exceed 5% of the total number of shares of Common Stock outstanding immediately following the completion of the transactions contemplated by this Agreement, (B) all recipients of any such securities shall enter into “lock-up” letters substantially in the form of Exhibit A hereto and (C) the Company shall provide the Representative reasonable advance notice of the Company’s entry into any such agreement.

(k)                                 The Company shall not, during the Lock-Up Period, amend Section 5 of the Company’s Stockholders Agreement or waive, or release any person from, the restrictions thereunder without the prior written consent of the Representative. The Company shall cause each officer and director of the Company and certain holders of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, of which such officers, directors and stockholders shall constitute holders on an aggregated and fully diluted basis, to furnish to the Representative, on or prior to the date of this Agreement, a letter or letters, each substantially in the form of Exhibit A hereto, relating to sales and certain other dispositions of shares of Common Stock and certain other securities during the Lock-Up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a letter described in the foregoing sentence for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release, in a form mutually agreed upon by the Company and the Representative, through a major news service as least two Business Days before the effective date of the release or waiver.

(l)                                     The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

(m)                             The Company shall apply the net proceeds of the sale of the Securities in the manner specified in the Prospectus under the heading “Use of Proceeds” and shall file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

(n)                                 The Company will furnish to its securityholders annual reports containing financial statements audited by independent public accountants and quarterly reports containing financial statements and financial information which may be unaudited. During the period of two years from the date hereof, the Company will deliver to the Representative and, upon request, to each of the other Underwriters, copies of each annual report of the Company and each other report furnished by the Company to its securityholders and will deliver to the Representative, as soon as they are available, copies of any other reports (financial or otherwise) which the Company shall publish or otherwise make available to any of its securityholders as such, and as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or FINRA.

(o)                                 The Company will use commercially reasonable efforts to maintain the listing of the Securities on Nasdaq.

(p)                                 Whether or not this Agreement is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid: (i) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Securities; (ii) all fees and expenses (including, without limitation, the reasonable fees, disbursements and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each preliminary prospectus, the Disclosure Package and the Prospectus as amended or supplemented and the printing, delivery and shipping of this Agreement and other underwriting documents; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(g) hereof, including, if necessary, the cost of printing or producing any blue sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws; (iv) all filing fees of FINRA and the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with the review and qualifying of the offering of the Securities by FINRA, provided, however, that the reasonable fees of counsel for the Underwriters relating to subclauses (iii) and (iv) of this Section 4(p) shall not exceed $25,000 in the aggregate; (v) any applicable listing fees; (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities, (vii) the cost, if any, of printing certificates representing the Securities; (viii) the cost and charges of any transfer agent or registrar; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section. If the sale of the Securities provided for herein is consummated, or if it is not consummated by reason of acts of the Company which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters’ obligations hereunder is not fulfilled, unless the failure to perform the agreement or fulfill the condition is due to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

5.                                      Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, at and as of the date hereof and the First Closing Date (as if made at the First Closing Date) and, with respect to the Optional Securities, the Option Closing Date (as if made at the Option Closing Date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)                                 The Registration Statement shall have become effective not later than [• a.m./p.m.], New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve and all filings required by Rules 424, 430A and 433 under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction.

(b)                                 The Representative shall not have advised the Company that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the Representative’s opinion, is material, or omits to state a fact which, in the Representative’s opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)                                  On each Closing Date, the Underwriters shall have received (i) the favorable opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, dated as of such Closing Date, addressed to the Representative in such form and substance mutually agreed upon by counsel to the Representative and Morgan, Lewis & Bockius LLP, and (ii) the favorable opinion of K&L Gates LLP, intellectual property counsel for the Company, dated as of such Closing Date, addressed to the Representative in such form and substance mutually agreed upon by counsel to the Representative and K&L Gates LLP .

(d)                                 On each Closing Date, the Underwriters shall have received the favorable opinion of Orrick, Herrington & Sutcliffe LLP, counsel for the Underwriters, dated as of such Closing Date, addressed to the Representative in form and substance satisfactory to the Representative.

(e)                                  There shall have been furnished to the Underwriters a certificate of the Company, dated as of each Closing Date and addressed to the Representative, signed by the Chief Executive Officer and by the principal financial or principal accounting officer of the Company to the effect that:

(i)                                     The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)                                  No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending or, to their knowledge, contemplated;

(iii)                               Any and all filings required by Rules 424, 430A, 430B and 430C under the Securities Act have been timely made;

(iv)                              The signers of said certificate have carefully examined the Registration Statement, the Disclosure Package and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein; the Registration Statement or any amendment thereto does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Disclosure Package and the Prospectus or any supplements thereto do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(v)                                 Since the effective date of the Registration Statement, there has occurred no material event required to be set forth in an amendment or supplement to the Registration Statement or the Disclosure Package and the Prospectus which has not been so set forth; and

(vi)                              Since the effective date of the Registration Statement, neither the Company nor any of its Subsidiaries has sustained any loss by strike, fire, flood, accident or other calamity (whether or not insured), which has a material adverse effect on the Company and its Subsidiaries taken as a whole, nor become a party to or the subject of any litigation that would reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole, nor has there been a material adverse change in the general affairs, business, key personnel, capitalization, financial position, earnings or net worth of the Company and its Subsidiaries, whether or not arising in the ordinary course of business, which loss, litigation or change, in the Representative’s judgment, renders it inadvisable to proceed with the delivery of the Securities.

(f)                                   There shall have been furnished to the Underwriters a certificate of the Company, dated as of each Closing Date and addressed to the Representative, signed by the principal financial or principal accounting officer of the Company, in his or her capacity as such, with respect to certain financial and accounting information in the Registration Statement, the Disclosure Package and the Prospectus, in form and substance satisfactory to the Representative and counsel for the Underwriters.

(g)                                  On the date hereof, and on each Closing Date, the Underwriters shall have received from E&Y, the independent registered public accounting firm for the Company, a letter dated the date hereof or the Closing Date, as the case may be, addressed to the Representative, on behalf of the several Underwriters, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus; provided that the letter delivered on each Closing Date shall use a “cut-off date” not more than three Business Days prior to such Closing Date.

(h)                                 The lock-up letters between the Representative and certain officers, directors and stockholders of the Company described in Section 4(k) hereof, delivered to the

Representative on or before the date hereof, shall be in full force and effect on each such Closing Date.

(i)                                     Since the date of the Prospectus, there has not been a Material Adverse Effect.

(j)                                    On or before each Closing Date, the Representative and counsel for the Underwriters shall have received such information, certificates, agreements, opinions and other documents as they may reasonably require.

(k)                                 On or before the First Closing Date, the Common Stock shall have been approved for listing on Nasdaq.

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and to counsel for the Underwriters. The Company shall furnish the Representative with such conformed copies of such opinions, certificates, letters and other documents as the Representative shall reasonably request. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the First Closing Date or the Option Closing Date, as the case may be, by the Representative. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

6.                                      Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

7.                                      Indemnification and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless each of the Underwriters and any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any and all loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, such Underwriter or any such director, officer, employee, agent or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, the Prospectus (the term Prospectus for the purpose of this Section being deemed to include the preliminary prospectus included in the Registration Statement at the time it became effective, the Prospectus and the Prospectus as amended or supplemented by the Company), or any Written Testing-the-Waters Communication, or any omission or alleged omission from the Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus, any Written Testing-the-Waters Communication or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Common Stock under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”); except in the case of (ii) and (iii) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters expressly for use in such Registration Statement, Disclosure Package, Issuer Free Writing Prospectus, Prospectus, Written Testing-the-Waters Communication or Application, it being understood and agreed that the only such information furnished to the Company by or on behalf of the Underwriters consists of the information described as such in Section 12 hereof; and to promptly reimburse such Underwriter, or any such director, officer, employee, agent or controlling person for any legal and other expense reasonably incurred by such Underwriter, or any such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liability which the Company may otherwise have.

(b)                                 Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of such Underwriter contained herein; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Disclosure Package (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, the Prospectus, any Written Testing-the-Waters Communication or any Application; (iii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading; or (iv) any omission or alleged omission from the Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus, any Written Testing-the-Waters Communication or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Disclosure Package, Issuer Free Writing Prospectus, Prospectus, Written Testing-the-Waters Communication or

Application in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters expressly for use therein, it being understood and agreed that the only such information furnished to the Company by or on behalf of the Underwriters consists of the information described as such in Section 12 hereof; and to promptly reimburse the Company, or any such director, officer, employee or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Underwriters may otherwise have.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. If any such claim or action is brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that if the named parties in any such action (including impleaded parties) include any of the Underwriters or any director, officer, employee, agent or controlling person of any of the Underwriters as an indemnified party or parties as well as the Company, and such indemnified party or parties shall have reasonably concluded, based on the advice of outside counsel, that there may be one or more legal defenses reasonably available to it or them which are different from or additional to those available to the Company, or that representation of the indemnified party or parties and the Company by the same counsel would be inappropriate due to actual or potential differing interests between them, the Company shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice in writing from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any reasonable legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation unless such indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence, in which case the indemnifying party shall be liable for all reasonably incurred legal fees and expenses of such separate counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local separate counsel) for all such indemnified parties.

(d)                                 If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 7 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e)                                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities they have purchased hereunder and not joint.

(f)                                   The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

8.                                      Defaulting Underwriters. If, on the First Closing Date or the applicable Option Closing Date, as the case may be, any Underwriter defaults in its obligation to purchase the number of Securities which it has agreed to purchase under this Agreement on such Closing Date, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Firm Securities set forth opposite the name of each non-

defaulting Underwriter in Schedule I hereto bears to the total number of Firm Securities set forth opposite the names of all the non-defaulting Underwriters in Schedule I hereto) the Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Closing Date if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date exceeds 10% of the total number of Securities to be purchased on such Closing Date, and any non-defaulting Underwriter shall not be obligated, without the written consent of such Underwriter, to purchase more than 110% of the number of Securities set forth opposite its name in Schedule I hereto purchasable by it pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Securities on such Closing Date. If the non-defaulting Underwriters or the other underwriters satisfactory to the Representative do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Agreement or, with respect to any Option Closing Date which occurs after the First Closing Date, the obligation of the Underwriters to purchase, and the Company to sell, the Optional Securities to be purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section 4(p) hereof and the indemnity and contribution agreements of the Company and the Underwriters contained in Section 7 hereof.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to the Representative are obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representative or the Company may postpone the First Closing Date or relevant Option Closing Date, as the case may be, for up to five full Business Days in order to effect any changes that may be necessary in the Registration Statement, the Disclosure Package or the Prospectus or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement, the Disclosure Package or the Prospectus which in the Representative’s opinion may thereby be made necessary.

9.                                      Effective Date and Termination.

(a)                                 This Agreement shall not become effective until the later of (i) the execution and delivery of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representative of the effectiveness of the Registration Statement under the Securities Act. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to the Representative or by the Representative by giving notice as hereinafter provided to the Company, except that the provisions of Sections 4(p) and 7 hereof shall at all times be effective.

(b)                                 Until the First Closing Date, this Agreement may be terminated by the Representative by giving notice as hereinafter provided to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any agreement on its part to be performed hereunder unless the failure to perform any agreement is due to the default or omission by an Underwriter; (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or materially limited on, or minimum or maximum prices shall have been established on either of such exchanges by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by any exchange or other regulatory body or governmental authority having jurisdiction; (v) a general banking moratorium shall have been declared by federal or New York State authorities; (vi) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (vii) there shall have been any material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Representative’s judgment, makes it inadvisable to proceed with the delivery of the Securities; or (viii) any attack on, outbreak or escalation of hostilities, declaration of war or act of terrorism involving the United States or any other national or international calamity or emergency if, in the Representative’s judgment, the effect of any such attack, outbreak, escalation, declaration, act, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the Offering or the delivery of the Securities. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 4(p) or 7 hereof.

Any notice referred to above may be given at the address specified in Section 11 hereof in writing or transmitted by any standard form of telecommunication, which notice shall be immediately confirmed in writing.

(c)                                  This Agreement may also be terminated as provided in Section 8 hereof.

10.                               Survival of Indemnities, Contribution, Warranties and Representations. All representations, warranties, and agreements of the Company and the Underwriters herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

11.                               Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, hand delivered or transmitted by any standard form of telecommunication and confirmed to the parties hereto as follows:

If to the Representative:	Ladenburg Thalmann & Co. Inc.
570 Lexington Avenue, 11th Floor
New York, NY 10022
Attention: Edwin Gordon
Facsimile: (212) 308-2203

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019
Attention: Brian B. Margolis, Esq.
Facsimile: (212) 506-5151

If to the Company:	Axsome Therapeutics, Inc.
25 Broadway
New York, NY 10004
Attention: Chief Executive Officer
Facsimile: (212) 320-0245

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
Attention: Emilio Ragosa, Esq.
Facsimile: (609) 919-6701

12.                               Information Furnished by Underwriters. The statements in the Prospectus set forth under the caption “Underwriting” in the sixth paragraph concerning sales to discretionary accounts by the Underwriters, the fourteenth, fifteenth and sixteenth paragraphs concerning stabilization and over-allotment by the Underwriters, and the nineteenth paragraph concerning electronic distributions by the Underwriters constitute the only written information furnished by or on behalf of the Underwriters referred to in subsections (c), (f) and (g) of Section 1 hereof and in subsections (a) and (b) of Section 7 hereof.

13.                               Parties. This Agreement is made solely for the benefit of the several Underwriters, the Company, any officer, director or controlling person referred to in Section 7 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term “successors and assigns,” as used in this Agreement, shall not include any purchaser of any of the Securities from any of the Underwriters merely by reason of such purchase.

14.                               Definition of “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “Business Day” means any day on which Nasdaq is open for trading, and (b) “Subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15.                               Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

16.                               Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17.                               Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)                                 The Underwriters have been retained solely to act as underwriters in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters or any of their respective affiliates has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether any Underwriter has advised or is advising the Company on other matters;

(b)                                 The price of the Securities set forth in this Agreement was established by the Company following discussions and arm’s-length negotiations with the Underwriters, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)                                  The Company has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions and services which may involve interests that differ from those of the Company, and that the Underwriters have no obligation to disclose such interests and transactions and services to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)                                 The Company waives, to the fullest extent permitted by law, any claims it may have against any Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

18.                               General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

***

Please confirm, by signing and returning to the Company a counterpart of this Agreement, that the Representative is acting on behalf of itself and the several Underwriters and that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

Very truly yours,

AXSOME THERAPEUTICS, INC.

By:
Name:
Title:

Signature Page to Underwriting Agreement

CONFIRMED AND ACCEPTED,
as of the date first above mentioned:

LADENBURG THALMANN & CO. INC.
As Representative of the Several Underwriters
named in Schedule I hereto

By:
Name:
Title:

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriting Agreement dated [•], 2015

Underwriter	Number of Firm Securities to be Purchased
Ladenburg Thalmann & Co. Inc.
Cantor Fitzgerald & Co.
Brean Capital, LLC

Total:

SCHEDULE II

Issuer Free Writing Prospectus

SCHEDULE III

Written Testing-the-Waters Communications

EXHIBIT A

Form of Lock-Up Letter

            , 2015

Ladenburg Thalmann & Co. Inc.
570 Lexington Avenue, 11th Floor
New York, New York 10022

Ladies and Gentlemen:

The undersigned, an officer, director or holder of common stock, par value $0.0001 per share (“Common Stock”), or rights to acquire Common Stock, of Axsome Therapeutics, Inc., a Delaware corporation (the “Company”), understands that Ladenburg Thalmann & Co. Inc. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Offering”) by the several Underwriters, including the Representative (the “Underwriters”), of shares of Common Stock of the Company (the “Securities”).

In consideration of the foregoing and to induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending one hundred eighty (180) days after the date of the final prospectus relating to the Offering (the “Prospectus”) (such period, the “Lock-Up Period”), directly or indirectly: (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially owned (as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to do any of the foregoing.

The restrictions in the immediately preceding paragraph shall not apply to:

(a)                                 sales of the Securities pursuant to the terms of the Underwriting Agreement;

(b)                                 transactions relating to Common Stock or other securities acquired in the Offering or in open market transactions after the completion of the Offering; provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the Lock-Up Period in connection with subsequent sales of Common Stock or other securities acquired in (i) the Offering or (ii) such open market transactions;

(c)                                  transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) to the spouse, domestic partner, parent, sibling, child or grandchild (each, an “immediate family member”) of the undersigned or to a trust, partnership, limited liability company or other entity formed for the benefit of the undersigned or of an immediate family member of the undersigned, (ii) by a bona fide gift, will or intestacy, (iii) if the undersigned is a corporation, partnership, limited liability company, investment fund or other business entity (A) to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned, (B) to investment funds under common management with the undersigned or the limited partners, general partners or other principals of such funds or the undersigned or (C) as part of a disposition, transfer or distribution by the undersigned to its equity holders, (iv) if the undersigned is a trust, to a trustor or beneficiary of the trust or (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above; provided that in the case of any transfer or distribution pursuant to this clause, (i) each donee, transferee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such transfer by or on behalf of the undersigned, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;

(d)                                 the receipt by the undersigned from the Company of shares of Common Stock upon the vesting of restricted stock awards or other securities convertible into Common Stock or upon the exercise of options or warrants; provided that any such shares of Common Stock received upon such vesting or exercise shall remain subject to this agreement and no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;

(e)                                  the transfer of shares of Common Stock or any securities convertible into Common Stock to the Company upon a vesting event of the Company’s securities or upon the exercise of options or warrants to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; provided that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;

(f)                                   the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act for the transfer of Common Stock; provided that (i) such plan does not provide for the transfer of Common Stock during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period;

(g)                                  the conversion of the outstanding convertible promissory notes of the Company into shares of Common Stock prior to or in connection with the consummation of the Offering; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this agreement;

(h)                                 transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to an order of a court or regulatory agency; provided that (i) each transferee shall sign and deliver a lock-up letter substantially in the form of this agreement and (ii) any filings under Section 16(a) of the Exchange Act shall state that the transfer is by order of such court or regulatory agency, as the case may be; or

(i)                                     any transfers, sales, tenders or other dispositions of any of the undersigned’s shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock occurring after the consummation of the Offering, pursuant to a bona fide third-party tender offer made to all holders of securities of the Company for securities of the Company that is approved by the Board of Directors of the Company and that would, if consummated, result in not less than a majority of the outstanding voting securities of the Company being disposed in such transaction or pursuant to any other transaction, including, without limitation, a merger, consolidation or other business combination, resulting in not less than a majority of the outstanding voting securities of the Company being disposed in such transaction (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of any of the undersigned’s shares of Common Stock in connection with any such transaction or to vote any of the undersigned’s shares of Common Stock in favor of any such transaction); provided that, if such tender offer or other transaction is not completed, any of the undersigned’s shares of Common Stock subject to this agreement shall remain subject to the restrictions contained in this agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the Offering.

If the undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representative will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned, whether or not participating in the Offering, understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Offering.

The undersigned understands that the undersigned shall be released from all obligations under this agreement upon the earlier to occur, if any, of (i) the Company, on the one hand, or the Representative, on the other hand, advises in writing that it has determined not to proceed with the Offering prior to the execution of the Underwriting Agreement, (ii) the Company files an application with the Securities and Exchange Commission to withdraw the registration statement related to the Offering, (iii) the date the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, or (iv) December 31, 2015, if the Underwriting Agreement has not been executed by such date (provided that the Company may by written notice to the undersigned prior to December 31, 2015, extend such date for a period of up to an additional three (3) months).

[The remainder of this page is intentionally left blank.]

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

Signature:

Print Name:

Print Address: